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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003
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                                MICROVISION, INC.
             (Exact name of registrant as specified in its charter)


          Washington                     0-21221                 91-1600822
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                            19910 North Creek Parkway
                            Bothell, Washington 98011
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (425) 415-6847

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         c) Exhibits.

            99.1 Microvision, Inc. Press Release Announcing Financial Results for the Quarter Ended June 30, 2003.


Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583 (March 27,
2003).

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On August 12, 2003, Microvision, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     Exhibit 99.1 to the report contains a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure is Net loss per share before non-cash compensation expense. Management believes that Net loss per share before non-cash compensation expense, which information has been requested by investors, presents useful information to investors by showing the operating results before inclusion of a material non-cash expense that may be subject to substantial fluctuation from quarter to quarter as a result of the application of variable accounting treatment to non-cash compensation rather than changes in operating performance.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MICROVISION, INC.


                                                   By: /s/  Richard F. Rutkowski
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                                                         Richard F. Rutkowski
                                                         Chief Executive Officer

Date:  August 12, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Microvision, Inc. Press Release Announcing Financial Results for the Quarter Ended June 30, 2003.

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